Supplement to the

Fidelity® New York AMT Tax-Free Money Market Fund

Institutional Class (FNKXX) and Service Class (FNOXX)

A Fund of Fidelity New York Municipal Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2015

The following information replaces similar information found in the "Description of the Trust" section on page 47.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, the fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

NYO-NYASB-15-01  June 1, 2015
1.872062.109

Supplement to the

Fidelity® New York AMT Tax-Free Money Market Fund (FSNXX) and
Fidelity New York Municipal Money Market Fund (FNYXX)

Fidelity New York AMT Tax-Free Money Market is a Class of shares of
Fidelity New York AMT Tax-Free Money Market Fund

Funds of Fidelity New York Municipal Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2015

The following information replaces similar information found in the "Description of the Trust" section on page 50.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, the fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

NYSB-15-01  June 1, 2015
1.475780.126